Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear, Inc. Announces Third Quarter 2019 Financial Results
Carlsbad, Calif. – October 24, 2019 – MaxLinear, Inc. (NYSE: MXL), a leading provider of RF, analog and mixed-signal integrated circuits for the connected home, and industrial and multi-market applications, today announced financial results for the third quarter ended September 30, 2019.

Third Quarter Financial Highlights
GAAP basis:

•	Net revenue was $80.0 million, down 3% sequentially, and down 6% year-on-year.

•	GAAP gross margin was 52.4%, compared to 53.4% in the prior quarter, and 51.6% in the year-ago quarter.

•
GAAP operating expenses were $45.2 million in the third quarter 2019, or 57% of net revenue, compared to $47.0 million in the prior quarter, or 57% of net revenue, and $56.4 million in the year-ago quarter, or 66% of net revenue.

•	GAAP loss from operations was 4% of revenue, compared to loss from operations of 4% in the prior quarter, and loss from operations of 15% in the year-ago quarter.

•	Net cash flow provided by operating activities was $21.8 million.

•	GAAP diluted loss per share was $0.07, compared to diluted loss per share of $0.03 in the prior quarter, and diluted loss per share of $0.20 in the year-ago quarter.
Non-GAAP basis:

•	Non-GAAP gross margin was 63.1%. This compares to 63.9% in the prior quarter, and 62.5% in the year-ago quarter.

•	Non-GAAP operating expenses were $30.8 million, or 38% of revenue, compared to $32.8 million or 40% of revenue in the prior quarter, and $35.6 million or 42% of revenue in the year-ago quarter.

•	Non-GAAP income from operations was 25% of revenue, compared to 24% in the prior quarter, and 21% in the year-ago quarter.

•	Non-GAAP diluted earnings per share was $0.23, compared to diluted earnings per share of $0.22 in the prior quarter, and diluted earnings per share of $0.19 in the year-ago quarter.

Recent Business Highlights

•	Announced availability of the MxL93515 and MxL93516, new Telluride PAM4 DSPs optimized for 100G applications.

•	Announced that Delta Electronics, Inc. has selected MaxLinear's Telluride PAM4 DSPs to develop sub-3.5W 100G single lambda DR, FR, and LR optical modules.

•	Announced that Centera Photonics Inc. has selected MaxLinear's Telluride PAM4 DSPs and PAM 4 transimpedance amplifier for its next generation 400G-DR4 and 100G-DR1 optical modules.

Management Commentary

“In the third quarter, revenue results were in line with our guidance, gross margin remained solid, and operating expenses declined on disciplined execution. We also generated more than $21 million in cash from operations. We are focused on delivering our new 5G wireless radio and fiber-optic datacenter high-speed interconnect products as we expand into new large, high-growth infrastructure markets,” commented Kishore Seendripu, Ph.D., Chairman and CEO.

“We are excited to confirm our first 5G wireless radio-platform design-win at a tier-1 wireless OEM for our industry leading 14nm CMOS 4x4 Quad RF transceiver system-on-chip solution. Early customer evaluation feedback across major OEMs confirms that we are hitting the mark on the feature sets required by this demanding market. We are on track to see initial revenues in 2020 for the 5G market enabled by significant content increases per base station. In early 2020, we also expect production adoption of our 100 gigabit and 400 gigabit PAM4 DSP SoCs in the hyperscale data center market.” continued Dr. Seendripu.

Fourth Quarter 2019 Business Outlook
The company expects revenue in the fourth quarter 2019 to be approximately $67 million to $73 million. The Company also estimates the following:

•	GAAP gross margin of approximately 52.0% to 52.5%;

•	Non-GAAP gross margin of approximately 63.5% to 64.0%;

•	GAAP operating expenses of approximately $44.0 million to $44.5 million; and

•	Non-GAAP operating expenses of approximately $29.5 million to $30.5 million.

Webcast and Conference Call
MaxLinear will host its third quarter financial results conference call today, October 24, 2019 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). To access this call, dial US toll free: 1-877-407-3109 / International: 1-201-493-6798. A live webcast of the conference call will be accessible from the investor relations section of the MaxLinear website at https://investors.maxlinear.com, and will be archived and available after the call at https://investors.maxlinear.com until November 7, 2019. A replay of the conference call will also be available until November 7, 2019 by dialing US toll free: 1-877-660-6853 / International: 1-201-612-7415 and Conference ID#: 13692485.

Cautionary Note Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance (including specifically our current guidance for fourth quarter 2019 revenue, gross margins, and operating expenses) and statements concerning expectations of potential developments in our target markets, including management’s views with respect to the prospects for and trends in our connected home and 5G wireless and fiber-optic high-speed interconnect infrastructure markets. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. Risks and uncertainties affecting our business and future operating results include, without limitation, intense competition in our industry; our dependence on a limited number of customers for a substantial portion of our revenues; uncertainties concerning how end user markets for our products will develop, including in particular new markets we are entering such as the 5G wireless and fiber-optic data center high-speed interconnect infrastructure markets but also existing markets such as connected home; uncertainties concerning the outcome of global trade negotiations, export control limitations, and heightened geopolitical risks generally; potential uncertainties arising from continued consolidation among cable television and satellite operators in our target markets and continued consolidation among competitors within the semiconductor industry generally; our ability to develop and introduce new and enhanced products on a timely basis and achieve market acceptance of those products, particularly as we seek to expand outside of our historic markets; potential decreases in average selling prices for our products; risks relating to intellectual property protection and the prevalence of intellectual property litigation in our industry; the impact on our financial condition of the indebtedness arising from the Exar transaction; our reliance on a limited number of third party manufacturers; and our lack of long-term supply contracts and dependence on limited sources of supply.
In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including our most recent Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on February 5, 2019, our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2019 filed with the SEC on May 1, 2019 and for the quarter ended June 30, 2019 filed with the SEC on July 25, 2019, and our Current Reports on Form 8-K, as well as the information to be set forth under the caption “Risk Factors” in MaxLinear’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, which we expect to file shortly. All forward-looking statements are based on the estimates, projections and assumptions of management as of October 24, 2019, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financial Measures
To supplement our unaudited consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including non-GAAP gross margin, operating expenses, operating expenses as a percentage of revenue, income from operations as percentage of revenue, effective tax rate, net income and diluted earnings per share. These supplemental measures exclude the effects of (i) stock-based compensation expense; (ii) accruals related to our performance based bonus plan for 2019, which we currently intend to settle in shares of our common stock; (iii) accruals related to our performance based bonus plan for 2018 which we settled in shares of common stock in 2019; (iv) amortization of purchased intangible assets; (v) depreciation of fixed assets step-up; (vi) professional fees and settlement costs related to our previously disclosed IP and commercial litigation matters; (vii) severance and other restructuring charges; (viii) non-cash income tax benefits and expenses and effects of the 2017 Tax Cuts and Jobs Act, or Tax Act, as applicable; and (ix) non-recurring gain on reversal of liability. These non-GAAP measures are not in accordance with and do not serve as an alternative for GAAP. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. These non-GAAP measures should only be viewed in conjunction with corresponding GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.
We believe that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and other one-time expenses that are not indicative of our core operating results. Among other uses, our management uses non-GAAP measures to compare our performance relative to forecasts and strategic plans and to benchmark our performance externally against competitors. In addition, management’s incentive compensation will be determined in part using these non-GAAP measures because we believe non-GAAP measures better reflect our core operating performance.

The following are explanations of each type of adjustment that we incorporate into non-GAAP financial measures:
Stock-based compensation expense relates to equity incentive awards granted to our employees, directors, and consultants. Our equity incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results. Stock-based compensation expense has been and will continue to be a significant recurring expense for MaxLinear. While we include the dilutive impact of equity awards in weighted average shares outstanding, the expense associated with stock-based awards reflects a non-cash charge that we exclude from non-GAAP net income.
Bonuses under our executive and non-executive bonus programs have been excluded from our non-GAAP net income for all periods reported. Bonus payments for the 2018 performance periods were settled through the issuance of shares of common stock under our equity incentive plans in February 2019. We currently expect that bonus awards under our fiscal 2019 program will be settled in common stock in the first quarter of fiscal 2020.
Expenses incurred (gains recognized) in relation to acquisitions include amortization of purchased intangible assets, depreciation of step-up of property and equipment to fair value, and non-recurring gain on reversal of liability for an assumed indemnification obligation.
Restructuring charges incurred are related to our restructuring plans which eliminate redundancies and primarily include severance and restructuring costs related to exiting certain facilities.
Expenses incurred in relation to our intellectual property and commercial litigation include professional fees incurred.
Income tax benefits and expense adjustments are those that do not affect cash income taxes payable. Effects of the Tax Act were excluded from non-GAAP effective tax rate, as applicable.
Reconciliations of non-GAAP measures for the historic periods disclosed in this press release appear below. Because of the inherent uncertainty associated with our ability to project future charges, particularly related to stock-based compensation and its related tax effects as well as potential impairments, we have not provided a reconciliation for non-GAAP guidance provided for the fourth quarter 2019.
About MaxLinear, Inc.

MaxLinear, Inc. (NYSE:MXL) is a leading provider of radio frequency (RF), analog and mixed-signal integrated circuits for the connected home, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.
MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.
MaxLinear, Inc. Investor Relations Contact:
Steven Litchfield
Tel: 949-333-0080
slitchfield@maxlinear.com

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	September 30, 2019	June 30, 2019	September 30, 2018
Net revenue	$80,020	$82,507	$85,010
Cost of net revenue	38,116	38,427	41,134
Gross profit	41,904	44,080	43,876
Operating expenses:
Research and development	23,174	24,304	29,047
Selling, general and administrative	21,920	22,327	24,963
Impairment losses	—	—	2,198
Restructuring charges	144	416	236
Total operating expenses	45,238	47,047	56,444
Loss from operations	(3,334)	(2,967)	(12,568)
Interest income	214	192	17
Interest expense	(2,718)	(2,853)	(3,473)
Other income (expense), net	1,098	(14)	39
Total interest and other expense, net	(1,406)	(2,675)	(3,417)
Loss before income taxes	(4,740)	(5,642)	(15,985)
Income tax benefit	(26)	(3,413)	(2,050)
Net loss	$(4,714)	$(2,229)	$(13,935)
Net loss per share:
Basic	$(0.07)	$(0.03)	$(0.20)
Diluted	$(0.07)	$(0.03)	$(0.20)
Shares used to compute net loss per share:
Basic	71,366	70,917	68,742
Diluted	71,366	70,917	68,742

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Nine Months Ended
	September 30, 2019	September 30, 2018
Net revenue	$247,162	$297,370
Cost of net revenue	116,101	134,496
Gross profit	131,061	162,874
Operating expenses:
Research and development	74,877	90,379
Selling, general and administrative	67,838	76,581
Impairment losses	—	2,198
Restructuring charges	2,477	2,101
Total operating expenses	145,192	171,259
Loss from operations	(14,131)	(8,385)
Interest income	553	54
Interest expense	(8,546)	(11,061)
Other income (expense), net	429	193
Total interest and other expense, net	(7,564)	(10,814)
Loss before income taxes	(21,695)	(19,199)
Income tax provision (benefit)	(9,901)	7,311
Net loss	$(11,794)	$(26,510)
Net loss per share:
Basic	$(0.17)	$(0.39)
Diluted	$(0.17)	$(0.39)
Shares used to compute net loss per share:
Basic	70,755	68,256
Diluted	70,755	68,256

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	September 30, 2019	June 30, 2019	September 30, 2018
Operating Activities
Net loss	$(4,714)	$(2,229)	$(13,935)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization and depreciation	16,419	16,646	19,767
Impairment losses	—	—	2,198
Amortization of debt issuance costs and accretion of discount on debt and leases	380	391	287
Stock-based compensation	8,359	8,207	7,940
Deferred income taxes	(1,379)	(4,600)	304
Loss on disposal of property and equipment	—	11	—
Gain on foreign currency	(183)	(54)	(184)
Excess tax benefits on stock-based awards	(61)	(2,074)	(93)
Changes in operating assets and liabilities:
Accounts receivable	280	3,022	25,016
Inventory	5,108	(122)	2,581
Prepaid expenses and other assets	960	(648)	712
Leased right-of-use assets	1,309	981	—
Accounts payable, accrued expenses and other current liabilities	(6,313)	2,961	(10,606)
Accrued compensation	730	(209)	2,671
Accrued price protection liability	2,291	(7,649)	(5,662)
Lease liabilities	(2,183)	(2,179)	—
Other long-term liabilities	749	(11)	(275)
Net cash provided by operating activities	21,752	12,444	30,721
Investing Activities
Purchases of property and equipment	(1,219)	(524)	(1,609)
Purchases of intangible assets	(86)	—	—
Net cash used in investing activities	(1,305)	(524)	(1,609)
Financing Activities
Repayment of debt	(20,000)	(15,000)	(35,000)
Net proceeds from issuance of common stock	288	3,305	91
Minimum tax withholding paid on behalf of employees for restricted stock units	(1,339)	(5,408)	(1,178)
Net cash used in financing activities	(21,051)	(17,103)	(36,087)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	90	354	103
Decrease in cash, cash equivalents and restricted cash	(514)	(4,829)	(6,872)
Cash, cash equivalents and restricted cash at beginning of period	67,038	71,867	75,115
Cash, cash equivalents and restricted cash at end of period	$66,524	$67,038	$68,243

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended
	September 30, 2019	September 30, 2018
Operating Activities
Net loss	$(11,794)	$(26,510)
Adjustments to reconcile net loss to cash provided by operating activities:
Amortization and depreciation	49,928	59,902
Impairment losses	—	2,198
Amortization of debt issuance costs and accretion of discount on debt and leases	1,173	861
Stock-based compensation	24,313	23,722
Deferred income taxes	(12,455)	(3,317)
Loss on disposal of property and equipment	46	—
Impairment of leasehold improvements	1,442	700
Impairment of long-lived assets	2,182	—
Gain on extinguishment of lease liabilities	(2,880)	—
(Gain) loss on foreign currency	330	(541)
Excess tax benefits on stock-based awards	(3,872)	(1,208)
Changes in operating assets and liabilities:
Accounts receivable	3,160	7,462
Inventory	3,971	11,677
Prepaid expenses and other assets	916	3,928
Leased right-of-use assets	2,935	—
Accounts payable, accrued expenses and other current liabilities	(1,431)	513
Accrued compensation	1,414	6,574
Deferred revenue and deferred profit	—	(138)
Accrued price protection liability	(2,869)	(7,153)
Lease liabilities	(6,487)	—
Other long-term liabilities	219	(154)
Net cash provided by operating activities	50,241	78,516
Investing Activities
Purchases of property and equipment	(3,898)	(6,413)
Purchases of intangible assets	(86)	—
Net cash used in investing activities	(3,984)	(6,413)
Financing Activities
Repayment of debt	(50,000)	(78,000)
Net proceeds from issuance of common stock	6,221	4,107
Minimum tax withholding paid on behalf of employees for restricted stock units	(11,166)	(5,017)
Net cash used in financing activities	(54,945)	(78,910)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	1,021	638
Decrease in cash, cash equivalents and restricted cash	(7,667)	(6,169)
Cash, cash equivalents and restricted cash at beginning of period	74,191	74,412
Cash, cash equivalents and restricted cash at end of period	$66,524	$68,243

MAXLINEAR, INC.
UNAUDITED GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2019	June 30, 2019	September 30, 2018 (1)
Assets
Current assets:
Cash and cash equivalents	$66,115	$66,629	$67,185
Short-term restricted cash	345	344	349
Accounts receivable, net	56,339	56,618	58,633
Inventory	37,642	42,875	41,757
Prepaid expenses and other current assets	4,679	6,184	6,329
Total current assets	165,120	172,650	174,253
Long-term restricted cash	64	65	709
Property and equipment, net	15,204	15,738	19,413
Leased right-of-use assets	18,719	20,624	—
Intangible assets, net	202,217	216,342	261,813
Goodwill	238,330	238,330	238,330
Deferred tax assets	64,046	62,667	42,691
Other long-term assets	3,065	2,744	4,935
Total assets	$706,765	$729,160	$742,144

Liabilities and stockholders’ equity
Current liabilities	$63,119	$66,918	$66,464
Long-term lease liabilities	14,995	16,515	—
Long-term debt	206,622	226,335	270,470
Other long-term liabilities	8,678	8,016	12,816
Stockholders’ equity	413,351	411,376	392,394
Total liabilities and stockholders’ equity	$706,765	$729,160	$742,144
_____________
(1) Long-term lease liabilities have been reclassified from other long-term liabilities to conform to current period presentation.

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Three Months Ended
	September 30, 2019	June 30, 2019	September 30, 2018
GAAP gross profit	$41,904	$44,080	$43,876
Stock-based compensation	151	147	131
Performance based equity	—	—	53
Amortization of purchased intangible assets	8,477	8,478	8,969
Depreciation of fixed asset step-up	—	—	95
Non-GAAP gross profit	50,532	52,705	53,124

GAAP R&D expenses	23,174	24,304	29,047
Stock-based compensation	(4,155)	(4,222)	(4,726)
Performance based equity	(45)	—	(1,517)
Depreciation of fixed asset step-up	—	—	(321)
Non-GAAP R&D expenses	18,974	20,082	22,483

GAAP SG&A expenses	21,920	22,327	24,963
Stock-based compensation	(4,068)	(3,823)	(3,070)
Performance based equity	(279)	—	(785)
Amortization of purchased intangible assets	(5,722)	(5,792)	(7,994)
Depreciation of fixed asset step-up	—	—	(12)
IP litigation costs, net	(71)	(13)	(19)
Non-GAAP SG&A expenses	11,780	12,699	13,083

GAAP impairment losses	—	—	2,198
Impairment losses	—	—	(2,198)
Non-GAAP impairment losses	—	—	—

GAAP restructuring expenses	144	416	236
Restructuring charges	(144)	(416)	(236)
Non-GAAP restructuring expenses	—	—	—

GAAP loss from operations	(3,334)	(2,967)	(12,568)
Total non-GAAP adjustments	23,112	22,891	30,126
Non-GAAP income from operations	19,778	19,924	17,558

GAAP and non-GAAP interest and other income (expense), net	(1,406)	(2,675)	(3,417)
Non-recurring gain on reversal of liability	(1,006)	—	—
Non-GAAP interest and other income (expense), net	(2,412)	(2,675)	(3,417)

GAAP loss before income taxes	(4,740)	(5,642)	(15,985)
Total non-GAAP adjustments	22,106	22,891	30,126
Non-GAAP income before income taxes	17,366	17,249	14,141

GAAP income tax benefit	(26)	(3,413)	(2,050)
Adjustment for non-cash tax benefits/expenses and effects of the Tax Act	894	4,621	3,040
Non-GAAP income tax provision	868	1,208	990

GAAP net loss	(4,714)	(2,229)	(13,935)
Total non-GAAP adjustments before income taxes	22,106	22,891	30,126
Less: total tax adjustments	894	4,621	3,040
Non-GAAP net income	$16,498	$16,041	$13,151

Shares used in computing non-GAAP basic net income per share	71,366	70,917	68,742
Shares used in computing non-GAAP diluted net income per share	72,506	72,389	70,634
Non-GAAP basic net income per share	$0.23	$0.23	$0.19
Non-GAAP diluted net income per share	$0.23	$0.22	$0.19

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Nine Months Ended
	September 30, 2019	September 30, 2018
GAAP gross profit	$131,061	$162,874
Stock-based compensation	428	357
Performance based equity	73	178
Amortization of purchased intangible assets	25,379	26,906
Depreciation of fixed asset step-up	—	303
Non-GAAP gross profit	156,941	190,618

GAAP R&D expenses	74,877	90,379
Stock-based compensation	(12,590)	(13,554)
Performance based equity	(970)	(3,954)
Depreciation of fixed asset step-up	(6)	(974)
Non-GAAP R&D expenses	61,311	71,897

GAAP SG&A expenses	67,838	76,581
Stock-based compensation	(11,295)	(9,798)
Performance based equity	(1,218)	(2,564)
Amortization of purchased intangible assets	(17,312)	(23,982)
Depreciation of fixed asset step-up	—	(34)
IP litigation costs, net	(84)	(80)
Non-GAAP SG&A expenses	37,929	40,123

GAAP impairment losses	—	2,198
Impairment losses	—	(2,198)
Non-GAAP impairment losses	—	—

GAAP restructuring expenses	2,477	2,101
Restructuring charges	(2,477)	(2,101)
Non-GAAP restructuring expenses	—	—

GAAP loss from operations	(14,131)	(8,385)
Total non-GAAP adjustments	71,832	86,983
Non-GAAP income from operations	57,701	78,598

GAAP and non-GAAP interest and other income (expense), net	(7,564)	(10,814)
Non-recurring gain on reversal of liability	(1,006)	—
Non-GAAP interest and other income (expense), net	(8,570)	(10,814)

GAAP loss before income taxes	(21,695)	(19,199)
Total non-GAAP adjustments	70,826	86,983
Non-GAAP income before income taxes	49,131	67,784

GAAP income tax provision (benefit)	(9,901)	7,311
Adjustment for non-cash tax benefits/expenses and effects of the Tax Act	12,993	(2,566)
Non-GAAP income tax provision	3,092	4,745

GAAP net loss	(11,794)	(26,510)
Total non-GAAP adjustments before income taxes	70,826	86,983
Less: total tax adjustments	12,993	(2,566)
Non-GAAP net income	$46,039	$63,039

Shares used in computing non-GAAP basic net income per share	70,755	68,256
Shares used in computing non-GAAP diluted net income per share	72,270	70,521
Non-GAAP basic net income per share	$0.65	$0.92
Non-GAAP diluted net income per share	$0.64	$0.89

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Three Months Ended
	September 30, 2019	June 30, 2019	September 30, 2018
GAAP gross profit	52.4%	53.4%	51.6%
Stock-based compensation	0.2%	0.2%	0.2%
Performance based equity	—%	—%	0.1%
Amortization of purchased intangible assets	10.6%	10.3%	10.6%
Depreciation of fixed asset step-up	—%	—%	0.1%
Non-GAAP gross profit	63.1%	63.9%	62.5%

GAAP R&D expenses	29.0%	29.5%	34.2%
Stock-based compensation	(5.2)%	(5.1)%	(5.6)%
Performance based equity	(0.1)%	—%	(1.8)%
Depreciation of fixed asset step-up	—%	—%	(0.5)%
Non-GAAP R&D expenses	23.7%	24.3%	26.4%

GAAP SG&A expenses	27.4%	27.1%	29.4%
Stock-based compensation	(5.1)%	(4.6)%	(3.6)%
Performance based equity	(0.3)%	—%	(0.9)%
Amortization of purchased intangible assets	(7.2)%	(7.0)%	(9.4)%
Depreciation of fixed asset step-up	—%	—%	—%
IP litigation costs, net	(0.1)%	—%	—%
Non-GAAP SG&A expenses	14.7%	15.4%	15.4%

GAAP impairment losses	—%	—%	2.6%
Impairment losses	—%	—%	(2.6)%
Non-GAAP impairment losses	—%	—%	—%

GAAP restructuring expenses	0.2%	0.5%	0.3%
Restructuring charges	(0.2)%	(0.5)%	(0.3)%
Non-GAAP restructuring expenses	—%	—%	—%

GAAP loss from operations	(4.2)%	(3.6)%	(14.8)%
Total non-GAAP adjustments	28.9%	27.7%	35.4%
Non-GAAP income from operations	24.7%	24.1%	20.7%

GAAP interest and other income (expense), net	(1.8)%	(3.2)%	(4.0)%
Nonrecurring gain on reversal of liability	(1.3)%	—%	—%
Non-GAAP interest and other income (expense), net	(3.0)%	(3.2)%	(4.0)%

GAAP loss before income taxes	(5.9)%	(6.8)%	(18.8)%
Total non-GAAP adjustments before income taxes	27.6%	27.7%	35.4%
Non-GAAP income before income taxes	21.7%	20.9%	16.6%

GAAP income tax benefit	—%	(4.1)%	(2.4)%
Adjustment for non-cash tax benefits/expenses and the effects of the Tax Act	1.1%	5.6%	3.6%
Non-GAAP income tax provision	1.1%	1.5%	1.2%

GAAP net loss	(5.9)%	(2.7)%	(16.4)%
Total non-GAAP adjustments before income taxes	27.6%	27.7%	35.4%
Less: total tax adjustments	1.1%	5.6%	3.6%
Non-GAAP net income	20.6%	19.4%	15.5%

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Nine Months Ended
	September 30, 2019	September 30, 2018
GAAP gross profit	53.0%	54.8%
Stock-based compensation	0.2%	0.1%
Performance based equity	—%	0.1%
Amortization of purchased intangible assets	10.3%	9.0%
Depreciation of fixed asset step-up	—%	0.1%
Non-GAAP gross profit	63.5%	64.1%

GAAP R&D expenses	30.3%	30.4%
Stock-based compensation	(5.1)%	(4.6)%
Performance based equity	(0.4)%	(1.3)%
Depreciation of fixed asset step-up	—%	(0.3)%
Non-GAAP R&D expenses	24.8%	24.2%

GAAP SG&A expenses	27.4%	25.8%
Stock-based compensation	(4.6)%	(3.3)%
Performance based equity	(0.5)%	(0.9)%
Amortization of purchased intangible assets	(7.0)%	(8.1)%
Depreciation of fixed asset step-up	—%	—%
IP litigation costs, net	—%	—%
Non-GAAP SG&A expenses	15.3%	13.5%

GAAP impairment losses	—%	0.7%
Impairment losses	—%	(0.7)%
Non-GAAP impairment losses	—%	—%

GAAP restructuring expenses	1.0%	0.7%
Restructuring charges	(1.0)%	(0.7)%
Non-GAAP restructuring expenses	—%	—%

GAAP loss from operations	(5.7)%	(2.8)%
Total non-GAAP adjustments	29.1%	29.3%
Non-GAAP income from operations	23.3%	26.4%

GAAP interest and other income (expense), net	(3.1)%	(3.6)%
Nonrecurring gain on reversal of liability	(0.4)%	—%
Non-GAAP interest and other income (expense), net	(3.5)%	(3.6)%

GAAP loss before income taxes	(8.8)%	(6.5)%
Total non-GAAP adjustments before income taxes	28.7%	29.3%
Non-GAAP income before income taxes	19.9%	22.8%

GAAP income tax provision (benefit)	(4.0)%	2.5%
Adjustment for non-cash tax benefits/expenses and the effects of the Tax Act	5.3%	(0.9)%
Non-GAAP income tax provision	1.3%	1.6%

GAAP net loss	(4.8)%	(8.9)%
Total non-GAAP adjustments before income taxes	28.7%	29.3%
Less: total tax adjustments	5.3%	(0.9)%
Non-GAAP net income	18.6%	21.2%